UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 10, 2006

ALBERTO-CULVER COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-5050	36-2257936
(Commission File Number)	(IRS Employer Identification No.)

2525 Armitage Avenue

Melrose Park, Illinois 60160

(Address of principal executive offices) (zip code)

(708) 450-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events

On January 10, 2006, Alberto-Culver Company (“Alberto-Culver”) issued a news release announcing it had entered into a definitive agreement with Regis Corporation (“Regis”) to combine Alberto-Culver’s Beauty Supply Distribution business, Sally Beauty Supply and Beauty Systems Group, with Regis. To effect the combination, Alberto-Culver intends to spin-off Sally Holdings, Inc. (“Sally Holdings”) pursuant to a Separation Agreement between Alberto-Culver and Sally Holdings and immediately thereafter, pursuant to the merger agreement with Regis, Sally Holdings will merge with a wholly-owned subsidiary of Regis pursuant to which Regis will acquire all of the issued and outstanding common stock of Sally Holdings. Shareholders of Alberto-Culver that become shareholders of Sally Holdings pursuant to the spin-off will receive 0.600 shares of Regis common stock in exchange for each share of Sally Holdings they owned prior to the merger. A copy of the press release is included herein as Exhibit 99 and is incorporated herein by reference. The information required by other Items will be filed in a separate Current Report on Form 8-K.

Additional Information

This communication is not a solicitation of a proxy from any security holder of Alberto-Culver or Regis and Alberto-Culver and Regis intend to file with the Securities and Exchange Commission (“SEC”) a joint proxy statement/prospectus to be mailed to security holders and other relevant documents concerning the planned transaction involving Alberto-Culver and Regis. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, http://www.sec.gov. In addition, documents filed with the SEC by Alberto-Culver will be available free of charge by contacting Alberto-Culver, Investor Relations at 708-450-3145. Documents filed with the SEC by Regis will be available free of charge by contacting Regis’ Investor Relations and Investment Benefits at 952-947-7000.

The respective directors and executive officers of Alberto-Culver and Regis and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction proposal. Information regarding Alberto-Culver’s directors and executive officers is available in its proxy statement filed with the SEC by Alberto-Culver on December 13, 2005, and information regarding Regis’ directors and executive officers is available in its proxy statement filed with the SEC by Regis on September 26, 2005. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

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Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

The following exhibits are included herein.

Number	Description
99	Press Release dated January 10, 2006

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALBERTO-CULVER COMPANY

By:	/s/ William J. Cernugel
Name:	William J. Cernugel
Title:	Senior Vice President and
Chief Financial Officer

Date: January 10, 2006

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